U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 18, 2005


                           NEOMEDIA TECHNOLOGIES, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                      0-21743                 36-3680347
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       (State or Other           (Commission File Number)      (IRS Employer
Jurisdiction of Incorporation)                               Identification No.)


2201 Second Street, Suite 402, Fort Myers, Florida                      33901
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    (Address of Principal Executive Offices)                          (Zip Code)


                                (239) - 337-3434
              ----------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to
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            (17 CFR 230.425)

      |_|   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
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      |_|   Pre-commencement  communications pursuant to Rule 14d-2(b) under the
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      |_|   Pre-commencement  communications pursuant to Rule 13e-4(c) under the
            Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;  ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

      On April 18, 2005, NeoMedia Technologies, Inc. ("NeoMedia") announced that is has named Martin N. Copus, a global and interactive marketing executive who has worked with many of the world's leading brands, as its COO and to the newly-created position of chief executive of its PaperClick wireless business unit.

      Mr. Copus will report to Charles T. Jensen, President and CEO of NeoMedia. Mr. Jensen also previously also held the COO title.

      Prior to joining NeoMedia, Mr. Copus was Managing Director of 12Snap UK, an internationally-acclaimed, award-winning mobile marketing company focusing on wireless channels, where he led development and implementation of interactive marketing programs for major blue-chip companies including McDonald's(R), Kellogg(R), Procter & Gamble(R), Coca-Cola(R), Safeway(R), Budweiser(R), and 20th Century Fox(R). Prior to running the U.K. operations of 12Snap, Mr. Copus's background included assignments as executive director of Huntsworth PLC, a marketing services group listed on the main board of the London Stock Exchange; Worldwide Board Director of Interpublic Group's Ammirati Puris Lintas advertising unit; and senior vice president of Leo Burnett Company Inc., Chicago, responsible for its Marlboro(R) USA advertising and marketing services account. Mr. Copus holds a B.A. and an M.A. in modern languages, both from Oxford University.

      Subject to authorization, Mr. Copus will relocate to Fort Myers from London, where he will be responsible for NeoMedia's worldwide PaperClick(R) business, overseeing the sales, technical, and marketing staffs in Chicago, Fort Myers and London, together with the company's international network of value-added resellers.

      NeoMedia's press release with respect to Mr. Copus' hiring is attached hereto as exhibit 16.1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NeoMedia Technologies, Inc.
                                        ---------------------------
                                               (Registrant)


Date: April 18, 2005                    By: /s/ Charles T. Jensen
                                            -----------------------------------
                                            Charles T. Jensen, President,
                                            Chief Executive Officer and Director

                                  EXHIBIT INDEX

            Exhibit       Document
            -------       --------

            16.1          Press release dated April 18, 2005